UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     SS.240.14a-12


                           Berkeley Technology Limited
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

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2)   Form, Schedule or Registration Statement No.:

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3)   Filing Party:

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4)   Date Filed:

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

                           BERKELEY TECHNOLOGY LIMITED
                                One Castle Street
                           St. Helier, Jersey JE2 3RT
                                 Channel Islands



                                 June ___, 2010


Dear Holders of Ordinary Shares in Berkeley Technology Limited:

     You are cordially invited to attend the twenty-sixth Annual General Meeting of Shareholders of Berkeley Technology Limited to be held at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands on Friday, July 30, 2010, at 9:00 a.m. local time.

     Details of the business to be conducted at the meeting are given in the attached Notice of Annual General Meeting of Shareholders and Proxy Statement.

     Whether or not you plan to attend the meeting, it is important that your interests be represented and voted at the meeting. Accordingly, please sign, date and return the enclosed proxy card to Robert A. Cornman, c/o Berkeley Technology Limited, P.O. Box 715, Jersey JE1 1AF, Channel Islands, United Kingdom. They must be received by Mr. Cornman on or before 9:00 a.m. on July 28, 2010. You may revoke or amend your proxy for any reason provided that such change is received Mr. Cornman on or before 9:00 a.m. on July 28, 2010.

     Thank you for your interest in Berkeley Technology Limited.

Sincerely,

/s/ Robert A. Cornman

Robert A. Cornman
Secretary

                           BERKELEY TECHNOLOGY LIMITED
                                One Castle Street
                           St. Helier, Jersey JE2 3RT
                                 Channel Islands


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS


To the holders of Ordinary Shares of Berkeley Technology Limited:

     NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of Berkeley Technology Limited (the "Company") will be held at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands on Friday, July 30, 2010, at 9:00 a.m. local time, for the following purposes:

Ordinary Business
1. To receive the report of the directors and the financial statements included in the Company's Annual Report to Shareholders for the year ended December 31, 2009, together with the report of BDO LLP, the Company's independent auditors.

2. To re-elect a director, The Viscount Hugh Trenchard, who is retiring by rotation.

3. To re-appoint BDO LLP as the Company's independent auditors for purposes of the Company's primary listing on the London Stock Exchange and BDO Seidman, LLP as the Company's independent registered public accounting firm for purposes of the Company's reporting in the U.S., and to authorize the directors to fix their remuneration.

4. To hold, subject to the provision of the Companies (Jersey) Law 1991, up to 25% of its ordinary shares as treasury shares.

Special Business
To consider and, if thought fit, pass the following resolution which shall be proposed as a special resolution:

5. That, subject to the provision of the Companies (Jersey) Law 1991, to make purchases until 30 December 2011 of the Company's own shares on the London Stock Exchange. Purchases will not be made of more than 9,600,000 shares, less than 15% of the total issued Ordinary Shares. Such purchases may only be made at a price not more than 10% above, nor 10% below, the average of the middle market quotations for an Ordinary Share derived from the London Stock Exchange Daily Official List for the five business days before any such purchase is made.

Other Business
     To act on any other matters that may properly come before the meeting.

     The Board of Directors knows of no other matters which may be presented for shareholder action at the meeting. To date, no shareholder proposals have been received by the Company. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

     Holders of our Ordinary Shares are entitled to twenty-one (21) clear days notice of, and to vote at, the Annual General Meeting and any adjournment thereof. Only holders of record at the close of business on May 26, 2010 are entitled to notice of, to attend and to have their vote counted at the Annual General Meeting and any adjournment thereof. All holders of Ordinary Shares entitled to attend and vote are entitled to appoint a proxy, and that proxy need not also be a holder. Accordingly, please sign, date and return the enclosed proxy card to Robert A. Cornman, c/o Berkeley Technology Limited, P.O. Box 715, Jersey JE1 1AF, Channel Islands, United Kingdom.

IN ORDER FOR YOUR PROXY INSTRUCTIONS TO BE VALID, THEY MUST BE RECEIVED BY MR. CORNMAN ON OR BEFORE 9:00 A.M. ON JULY 28, 2010. A copy of our Annual Report to Shareholders for the year ended December 31, 2009, which contains audited consolidated financial statements and other information, accompanies this Notice and the enclosed Proxy Statement. All holders of Ordinary Shares are cordially invited to attend the meeting.


By Order of the Board of Directors

[OBJECT OMITTED]

Robert A. Cornman
Secretary

June ___, 2010

                           BERKELEY TECHNOLOGY LIMITED
                         -------------------------------
                                 PROXY STATEMENT
                         -------------------------------
                        ABOUT THE ANNUAL GENERAL MEETING


General

     This Proxy Statement and the accompanying proxy card are being mailed to Ordinary Shareholders of Berkeley Technology Limited (the "Company" and, together with its subsidiaries, the "Group") on or about June ___, 2010, in connection with the solicitation of proxies by our Board of Directors for use at the Annual General Meeting of Shareholders to be held on July 30, 2010 (the "Meeting"), or at any adjournments thereof. The Meeting will be held at 9:00 a.m. local time, at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands.

Proxies

     The proxy card accompanying this Proxy Statement, which instructs Mr. Arthur I. Trueger (the "Proxy"), is solicited by our Board of Directors. Shares represented by properly executed proxies received by the Proxy in time for the Meeting will be voted in accordance with the choices specified in the proxies. Any Ordinary Shareholder giving a proxy has the power to revoke it prior to its exercise by giving notice of revocation to the Proxy in writing, or by executing and delivering to the Proxy a later dated proxy. However, such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Proxy instructions, amendments or revocations must therefore be received by the Proxy on or before 9:00 a.m. on July 28, 2010.

Solicitation

     The cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and any other related materials used in the solicitation of proxies will be borne by us. In addition to soliciting by mail, our directors, officers and employees, without receiving any additional compensation, may solicit proxies personally, by telephone or facsimile. Except as described above, we do not presently intend to solicit proxies other than by mail.

     Also enclosed herewith is a copy of our Annual Report to Shareholders for the year ended December 31, 2009.

Voting and Quorum at the Annual General Meeting

     Holders of Ordinary Shares should complete and return the enclosed proxy card in accordance with the terms provided thereon not later than the close of business on 9:00 a.m. on July 28, 2010. The close of business on May 26, 2010 has been fixed as the record date for the determination of the holders entitled to give instructions of voting rights at the Meeting and any adjournment thereof

     Two shareholders present in person or by proxy and entitled to vote, holding in aggregate, or represented by proxy, not less than one-third of the total Ordinary Shares outstanding, shall be a quorum for all purposes. If a quorum is present, directors are elected and all other matters are decided upon by a show of hands, unless before or upon the declaration of the results, a poll is demanded by the Chairman of the Meeting or by at least three shareholders or by one or more shareholders representing not less than one-tenth of the total voting rights of shareholders. If a poll is taken, every shareholder who is present in person by representative or proxy shall have one vote for every share of which he or she is the holder. Cumulative voting in the election of directors is not permitted.

     The Company does not have a policy with regard to members of the Board of Directors attending Annual General Meetings. One Board member attended the prior year's Annual General Meeting.

     Proposals 1 to 4 which are described below are ordinary resolutions. Proposal 5 presented at the meeting would be a special resolution. The approval of an ordinary resolution requires the affirmative vote of a majority of the votes cast at the Meeting. The approval of a special resolution requires an affirmative vote of at least two-thirds of the votes cast at the Meeting. Accordingly, abstentions and broker non-votes will have no effect on any resolution voted on at the Meeting.

     As of March 31, 2010, there were 64,439,073 Ordinary Shares outstanding. Each Ordinary Share carries one vote in a poll.

     For the purposes of this Proxy Statement, the term "vote" shall refer to a vote by a holder of Ordinary Shares.


          PROPOSAL 1 - REPORT OF THE DIRECTORS AND FINANCIAL STATEMENTS

     To receive the report of the directors and the financial statements included in the Company's Annual Report to Shareholders for the year ended December 31, 2009, together with the report of BDO LLP, the Company's independent auditors.

     Our Articles of Association provide that each year the above shall be presented before a General Meeting of Shareholders. The Board of Directors recommends a vote for the acceptance of the report of the directors and financial statements for the year ended December 31, 2009, together with the report of the independent auditors thereon. Shareholder approval is not required, but is being sought as a matter of good corporate practice.


                        PROPOSAL 2 - ELECTION OF DIRECTOR

     To re-elect a director, The Viscount Trenchard, who is retiring by rotation.

     Our Articles of Association provide that at each Annual General Meeting, one-third (or the number nearest to but not exceeding one-third) of the directors other than Arthur I. Trueger, who, as he is also our managing director, does not retire by rotation nor is counted in calculating the number of directors to retire by rotation, shall retire from office by rotation. Under our Articles of Association, there shall be no less than three directors. The directors (other than Mr. Trueger) are elected to hold office until they are subject to retirement by rotation. The Viscount Trenchard, the nominated director for 2010, has informed us that he is willing to serve as a director. No person other than a director retiring at the meeting shall, unless recommended by our Board of Directors, be eligible for election to the office of director at any Annual General Meeting unless not less than seven, nor more than twenty-eight (28) days, before the date appointed for the meeting, a notice in writing signed by a shareholder, and a notice in writing signed by that person of his willingness to be elected, has been left at our registered office in Jersey.

     Our Board of Directors may appoint any person to be a director, either to fill a casual vacancy or as an additional director. Any director so appointed shall hold office only until the next Annual General Meeting and shall then be eligible for re-appointment, but shall not be taken into account in determining the directors who are to retire by rotation at such meeting.

     The following director, already being a member of our Board of Directors and eligible for re-election, retires by rotation and is nominated for re-election at this Annual General Meeting.

The Viscount Lord Trenchard, age 59, has been a non-executive director since trenchard August 1999. Lord Trenchard was appointed a Managing Director,
               Mizuho  International plc in 2007, and became a Director of Bache
               Global  Series also in 2007.  Previously,  Lord  Trenchard  was a
               Senior Adviser to Prudential Financial, Inc., a provider of international private client wealth management services, from 2002 to 2008. He was a director of Robert Fleming and Co.
               Limited, or one of its principal subsidiaries, from 1996 to 2000, where he was also head of Japanese Investment Banking. He was a director of Kleinwort Benson Limited from 1986 to 1996, whose Tokyo office he managed for many years. Lord Trenchard is a member of the Audit and Business Development Committees.

     Subject to re-election, Lord Trenchard will be required to retire by rotation again at the Annual General Meeting in 2013, provided that no additional directors are appointed, or existing directors resign, before that time.

     The Board of Directors recommends a vote FOR the re-election of The Viscount Trenchard as a director.


                PROPOSAL 3 - APPOINTMENT OF INDEPENDENT AUDITORS

     To re-appoint BDO LLP as the Company's independent auditors for purposes of the Company's primary listing on the London Stock Exchange and BDO Seidman, LLP as the Company's independent registered public accounting firm for purposes of the Company's reporting in the U.S., and to authorize the directors to fix their remuneration.

     We do not expect that representatives of BDO LLP or BDO Seidman, LLP will be present at the Annual General Meeting. BDO LLP and BDO Seidman, LLP have been our auditors since July 2002.

           The Board of Directors recommends a vote FOR the proposal to re-appoint BDO LLP as our independent auditors for purposes of our listing on the London Stock Exchange and BDO Seidman, LLP as our independent registered public accounting firm for purposes of our reporting in the U.S., and to authorize the directors to fix their remuneration. Shareholder approval of our auditors is a legal requirement, and if shareholders were to reject this proposal, the directors would have to appoint another independent auditor.


          PROPOSAL 4 - AUTHORIZATION TO HOLD SHARES AS TREASURY SHARES

        To authorize the Company, subject to the provision of the Companies (Jersey) Law 1991, to hold up to 25% of its ordinary shares as treasury shares.

     The Board of Directors unanimously recommends shareholders to vote FOR this resolution, which will allow the Company to hold up to 25% of the Company's
                      Ordinary Shares as treasury shares.

              PROPOSAL 5 - REPURCHASE OF SHARES ON STOCK EXCHANGE

   A special resolution is proposed as special business, to empower the Company, subject to the provision of the Companies (Jersey) Law 1991, to make purchases until 30 December 2011 of the Company's own shares on the London Stock Exchange. Purchases will not be made of more than 9,600,000 shares, less than 15% of the total issued Ordinary Shares. Such purchases may only be made at a price not more than 10% above, nor 10% below, the average of the middle market quotations for an Ordinary Share derived from the London Stock Exchange Daily Official List for the five business days before any such purchase is made.

   The Board of Directors unanimously recommends shareholders to vote FOR this special resolution, which will allow the Company to repurchase publicly less than 15% of the Company's Ordinary Shares, subject to certain restrictions on dates, amounts and prices.


                 INFORMATION TO BE FURNISHED TO SECURITY HOLDERS

             DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

   The information required by this Item is incorporated by reference to the section entitled "Item 10" in our Form 10-K/A which was filed with the Securities and Exchange Commission on April 30, 2010.


                             EXECUTIVE COMPENSATION

   The information required by this Item is incorporated by reference to the section entitled "Item 11" in our Form 10-K/A which was filed with the Securities and Exchange Commission on April 30, 2010.


   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
                               STOCKHOLDER MATTERS

   The information provided below reflects changes in security ownership subsequent to the disclosures in the section entitled "Item 12" in our Form 10-K/A which was filed with the Securities and Exchange Commission on April 30, 2010.

    The  following  table  sets  forth  certain   information  with  respect  to
beneficial ownership of Ordinary Shares as of May 26, 2010 for each person who is known by us to own beneficially more than 5% of the Ordinary Shares and for all directors and executive officers as a group:

                                                         Amount and Nature of Ownership (1)
                                     -----------------------------------------------------------------------------
                                                      Options Exercisable
                                        Number of      Within 60 Days of      Total Shares         Percent of
                                         Ordinary      March 31, 2010 (2)     Beneficially        Outstanding
                Name                   Shares Owned                               Owned         Ordinary Shares
                                                                                                      (2)
------------------------------------------------------------------------------------------------------------------
Arthur I. Trueger                       19,260,693          2,000,000          21,260,693               29.9%
650 California Street, Suite 2600
San Francisco, California 94108
------------------------------------------------------------------------------------------------------------------
The Berkeley Technology Limited         16,529,847                  -          16,529,847               25.7%
1990 Employee Share
Option Trust (2) (3)
Whiteley Chambers, Don Street
St. Helier, Jersey JE4 9WG
Channel Islands
------------------------------------------------------------------------------------------------------------------
Victor A. Hebert (4)                        45,000             70,000             115,000                   *
------------------------------------------------------------------------------------------------------------------
Harold E. Hughes                                 -             90,000              90,000                   *
------------------------------------------------------------------------------------------------------------------
The Viscount Trenchard                           -             70,000              70,000                   *
All directors and executive             19,305,693          2,230,000          21,535,693               30.0%
  officers as a group (2)
------------------------------------------------------------------------------------------------------------------
Peter Gyllenhammar (5)                   5,175,000                  -           5,175,000                8.0%
Grev Turegatan 27
11438 Stockholm, Sweden
------------------------------------------------------------------------------------------------------------------
SC Fundamental LLC (6)                   9,964,210                  -           9,964,210               15.5%
747 Third Avenue, 27th Floor
New York, New York  10017
------------------------------------------------------------------------------------------------------------------

* Amount represents less than one percent.

(1) Except as described in footnote (4) below, each director and executive officer has sole voting and investment power with respect to his shares.

(2) The Berkeley Technology Limited 1990 Employee Share Option Trust was formerly known as The London Pacific Group 1990 Employee Share Option Trust (the "ESOT"). The shares underlying the 2,230,000 options exercisable are also included in the 16,529,847 shares held by the ESOT. The Percentages of Outstanding Ordinary Shares reflect ownership of shares owned and options vested or exercisable by May 30, 2010 which are in-the-money. If all options held by directors or executive officers were to become in-the-money by May 30, 2010, Mr. Trueger would hold 33.0%, and all directors and executive officers as a group would hold 33.4%.

(3) The Trustees of the ESOT are entitled to notice of, and to vote at the Meeting, with each share entitling them to one vote. The Trust has waived its entitlement to dividends on any shares held.

(4) The number of Ordinary Shares owned by Mr. Hebert includes 40,000 shares held in a pension and profit sharing trust for the benefit of Mr. Hebert over which he has shared voting and investment power.

(5) We were notified on January 7, 2008 that Bronsstadet AB and Union Discount Company of London plc, companies wholly-owned by Mr. Peter Gyllenhammar, had increased their combined holdings to 4,545,000 Ordinary Shares on January 4, 2008. We were notified further on January 29, 2008 that the same two companies wholly-owned by Mr. Peter Gyllenhammar, had increased their combined holdings to 5,175,000 on January 25, 2008.

(6) We were informed that SC Fundamental LLC surrendered all of their ADRs for Ordinary Shares before May 20, 2010.


    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

     The information required by this Item is incorporated by reference to the section entitled "Item 10" in our Form 10-K/A which was filed with the Securities and Exchange Commission on April 30, 2010.


                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

   The information required by this Item is incorporated by reference to the section entitled "Item 14" in our Form 10-K/A which was filed with the Securities and Exchange Commission on April 30, 2010.


                             AUDIT COMMITTEE CHARTER

     Our Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A (as amended and restated on May 8, 2008).


                         COMPENSATION COMMITTEE CHARTER

     Our Board of Directors has adopted a written charter for the Compensation Committee, which is attached to this Proxy Statement as Appendix B (as amended and restated on March 30, 2010).


                                  OTHER MATTERS

     We know of no other matters to be presented at the Annual General Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the Meeting, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

                             ADDITIONAL INFORMATION

Communications with the Board

     Security holders may send communications to the Board, or any member of it, care of the Secretary at the Group's mailing address in Jersey, Channel Islands (see address below). Any appropriate delivery instructions clearly marked on the face of the communication or its envelope will be adhered to. Communications to the Board or any member of the Board, without such specific delivery instructions, will be dealt with at the discretion of the Company's Secretary, and if necessary, in conjunction with the Company's Executive Chairman.

Shareholder Proposals for 2011 Annual General Meeting

     Holders are entitled to present proposals for action at a forthcoming meeting of shareholders if they comply with the requirements of the SEC's proxy rules. Any proposals intended to be presented at the 2011 Annual General Meeting of Shareholders of Berkeley Technology Limited must be received at our mailing address in Jersey, Channel Islands (see address below) on or before December 30, 2010 in order to be considered for inclusion in our proxy materials relating to such meeting.

Availability of Annual Report on Form 10-K and Form 10-K/A

     A copy of our Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2009, as filed with the SEC, will be furnished without charge to holders upon receipt by us of a request addressed to:

                       Robert A. Cornman, Secretary
                       Berkeley Technology Limited
                       P.O. Box 715
                       Jersey JE4 0PX
                       Channel Islands

     The enclosed form of proxy has been prepared at the direction of and is being solicited on behalf of the Company, of which you are an Ordinary Shareholder, and is sent to you at the request of, and is being solicited on behalf of our Board of Directors.

BERKELEY TECHNOLOGY Limited
By Order of the Board of Directors

/s/ Rober A. cornman

Robert A. Cornman
Secretary
St. Helier, Jersey, Channel Islands
June ___, 2010

                                   APPENDIX A


                             AUDIT COMMITTEE CHARTER
                      Adopted by the Board of Directors of
                           Berkeley Technology Limited
                       Amended and Restated on May 8, 2008


Composition:

     The Audit Committee shall be composed of two or more directors, as determined by the Board of Directors, each of whom shall meet the independence and financial literacy requirements of the Securities Exchange Commission (SEC), and at least one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities and such other attributes necessary to satisfy the "audit committee financial expert" requirements established by the SEC's final rules ("Final Rules") implementing Section 407 of the Sarbanes-Oxley Act of 2002, as amended (the "Act").

     In determining if each member of the Audit Committee satisfies the minimum standards for being considered "independent" under the Final Rules, no such member (or the member's family, law firm, accounting firm, consulting firm, investment banking firm or financial advisory firm) shall (x) accept or receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees for board or board committee service, or (y) be an affiliated person of the Company or any of its subsidiaries, other than in the capacity of a Director of the Company.

     Unless a chairperson is designated by the Board of Directors, the members of the Audit Committee may appoint their own chairperson by majority vote.

Responsibilities:

1. Select, nominate, appoint, retain (or terminate) and compensate the Company's independent auditors in the U.K. (for purposes of the Company's primary listing on the London Stock Exchange) and the Company's independent registered public accounting firm in the U.S. (for purposes of the Company's reporting in the U.S.) (together, the Company's "independent auditors"); directly evaluate and oversee the performance of the independent auditors and, if so determined by the Audit Committee, replace the independent auditors, it being acknowledged that the independent auditors are ultimately accountable to the shareholders of the Company. In addition, the Audit Committee shall review the range and cost of audit and non-audit services performed by the independent auditors; approve in advance the engagement of the independent accounting firm for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement. The Audit Committee shall meet as often as is necessary, holding such regular or special meetings as may be called by the Chairman of the Audit Committee, or at the request of the independent auditors. The Audit Committee shall ensure that the independent auditors report directly to the Audit Committee, not management.

2. Ensure the receipt of, and evaluate, the written disclosures and the letter that the independent auditors submit to the Audit Committee regarding the auditors' independence in accordance with the Act, the Final Rules, and Independence Standards Board Standard No. 1, discuss such reports with the auditors and, if so determined by the Audit Committee in response to such reports, take appropriate action to address issues raised by such evaluation, and ensure the rotation of the lead audit partner having primary responsibility for the audit, as required by law.

3. Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 114 as it may be amended, modified or supplemented, and in particular, describing all relationships between the independent auditors and the Company, and discuss with the independent auditors any relationships or services that may impact their objectivity or independence; and confer with the independent auditors and management concerning the scope of the independent auditors' audit of the consolidated financial statements of the Company and its subsidiaries; direct the attention of the independent auditors to specific matters or areas deemed by the Audit Committee to be of special significance; and authorize the independent auditors to perform supplemental reviews or audits as the Audit Committee may deem necessary, appropriate or desirable.

4. Instruct management and the independent auditors that the Audit Committee expects to be informed if there are any subjects that require special attention or if they perceive any significant deficiencies or material weaknesses in the Company's internal controls over financial reporting, as well as significant risks, exposures, complex or unusual transactions, audit activities and audit findings; review with the independent auditors any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to requested or required information and any significant disagreement among management and the independent auditors in connection with the preparation of financial statements.

5. Meet with management and the independent auditors to discuss the annual financial statements and the report and opinion of the independent auditors thereon, and to discuss significant issues encountered in the course of the audit work, including significant changes in accounting principles or the application therein, restrictions on the scope of activities, access to required information and adequacy of internal financial controls; discuss with management all Section 302 and Section 906 certifications required by the Act, and review management's report on internal controls as required by Section 404 of the Act.

6. Review the management letter delivered by the independent auditors in connection with the audit, earnings press releases, including pro forma or adjusted non-GAAP information, and other financial information or earnings guidance given to analysts and rating agencies.

7. Meet quarterly with management and the independent auditors to review interim financial statements, and to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the Chairman of the Audit Committee.

8. Meet at least once each year in separate executive sessions with management and the independent auditors to discuss matters that any of them or the Audit Committee believes could significantly affect the financial statements and should be discussed privately; discuss alternative treatments of financial information within generally accepted accounting principles that the independent auditors have discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors, as well as regulatory and accounting initiatives, on the financial statements of the Company. In addition, the Audit Committee shall perform an annual self-evaluation.

9. Have such meetings with management and the independent auditors as the Audit Committee deems necessary, appropriate or desirable to discuss significant financial risk exposures facing the Company and management's plans for monitoring and controlling such exposures; and to obtain from the independent auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries; review and discuss with management the adequacy of the Company's internal controls and procedures for financial reporting.

10. Review significant changes to the Company's accounting principles and practices proposed by the independent auditors or management.

11.    Conduct  or   authorize  such  inquiries  into  matters  within the Audit
       Committee's scope of responsibility as the Audit Committee deems appropriate and as otherwise required by the Act and the Final Rules. The Audit Committee shall review all related party transactions on an ongoing basis and approve any related party transaction. The Audit Committee shall be empowered to retain independent counsel and other professional advisors, including counsel, as it deems necessary to carry out its duties and to assist in the conduct of any such inquiries. The Audit Committee shall also establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

12. Provide minutes of Audit Committee meetings to the Board of Directors, and report to the Board of Directors on any significant matters arising from the Audit Committee's work.

13.    At  least  annually,   review  and  reassess  this  charter,   the  Audit
       Committee's budget, staffing and independence, and, if appropriate, recommend proposed changes to the Board of Directors.

14. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

15. In the performance of its responsibilities, the Audit Committee is the representative of the shareholders. However, it is not the responsibility of the Audit Committee to plan or conduct audits, or to determine whether the Company's financial statements are complete and accurate or in accordance with U.S. generally accepted accounting principles.

                                   APPENDIX B

                           BERKELEY TECHNOLOGY LIMITED

                         Compensation Committee Charter
                             Adopted March 20, 2007
                     Amended and Restated on March 30, 2010

   A.  Purpose

   The   purpose   of  the   Compensation   Committee   is  to   discharge   the
responsibilities of the Board of Directors relating to compensation of the Company's Chief Executive Officer, Principal Financial Officer and Named Executive Officers (as hereinafter defined). The Committee shall exercise its responsibilities under this Charter in a manner consistent with the Company's goal of maintaining compensation policies and practices and employee benefit plans that (i) promote the competitive position of the Company, (ii) are fair to employees, (iii) are consistent with the interests of stockholders and (iv) comply with all applicable accounting rules and regulations, tax laws, securities laws and other regulatory requirements.

   B.  Structure and Membership

1. Number. The Compensation Committee shall consist of at least two members of the Board of Directors.

2. Independence. Except as otherwise permitted by the applicable rules of the Securities and Exchange Commission (the "SEC"), any stock exchange on which the Company's shares are traded, or the Internal Revenue Code, each member of the Compensation Committee shall be an "independent director" as defined by the SEC.

3. Chair. Unless the Board of Directors elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by vote.

4. Compensation. The compensation of Compensation Committee members shall be as determined by the Board of Directors.

5. Selection and Removal. Members of the Compensation Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Compensation Committee from such committee, with or without cause.

   C.  Authority and Responsibilities

   The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management, in accordance with its business judgment. The Committee shall evaluate regulatory effects and compliance of employee and Director compensation plans in consultation with management and the Company's advisors. The Committee shall prepare and sign the Compensation Committee Report to be included, if required, in the Company's proxy statement for the Annual Meeting of Stockholders.

   D.  Compensation Matters

1. CEO Compensation. The Compensation Committee shall annually or when appropriate review and approve corporate goals and objectives relevant to the compensation of the Company's principal executive officer (the "CEO"), evaluate the CEO's performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed from time to time by the Board of Directors), determine and approve the CEO's compensation level based on this evaluation.

2. PFO Compensation. The Compensation Committee shall annually or when appropriate review and approve the compensation of the Company's principal financial officer (the "PFO") in accordance with the goals and objectives relevant thereto.

3. Named Executive Officer Compensation. The Compensation Committee shall periodically review and approve, or make recommendations to the Board of Directors, with respect to the three (3) most highly compensated executive officers other than the CEO and PFO (the "Named Executive Officers").

4. Evaluation of CEO, PFO and Named Executive Officer Compensation. The Compensation Committee shall report to the Board of Directors annually or when appropriate on its evaluation of the Company's CEO, PFO and Named Executive Officers.

5. Recommendations and Approvals. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to salary, bonuses, stock awards, option awards, pension value and nonqualified deferred compensation earnings, and all other compensation and/or perquisites whose value exceeds $10,000 (or such other amount as may be determined by the SEC) for the CEO, PFO and the Named Executive Officers. The Compensation Committee shall periodically review the compensation policies or practices for all employees such that the Company's incentives and internal controls are not likely to lead to excessive or inappropriate risk taking by employees.

6. Incentive Plan Administration. The Compensation Committee shall exercise all rights, authority and functions of the Board of Directors under all of the Company's stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, and to recommend the grant of options thereunder to the Trustees of the Company's option plans; provided, however, that, except as otherwise expressly authorized to do so by a plan or resolution of the Board of Directors, the Compensation Committee shall not be authorized to amend any such plan.

7. Compensation Committee Report on Executive Compensation. The Compensation Committee shall annually or when appropriate or required prepare for inclusion in the appropriate filing with the SEC the Compensation Committee Report, consisting of a brief statement on whether the Compensation Committee discussed the Compensation Discussion & Analysis (the "CD&A") with management, and based on that review and discussion, whether the Committee recommended to the Company's Board of Directors that the CD&A be included in the Company's proxy statement and annual report on Form 10-K.

8. Compensation Committee Report on Repricing of Options/SARs. If, during the last fiscal year of the Company, any adjustment or amendment was made to the exercise price of any stock option or stock appreciation right previously awarded to the CEO, PFO or a Named Executive Officer, the Compensation Committee shall cause the Company to provide the narrative disclosures required by Item 402(d) or (o) of Regulation S-K.

9. Additional Powers. The Compensation Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

   E.  Procedures and Administration

1. Meetings. The Compensation Committee shall meet annually or as appropriate in order to perform its responsibilities. The Compensation Committee may also act by unanimous written consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances including a subcommittee consisting of a single member.

3. Reports to Board. The Compensation Committee shall report as and when appropriate to the Board of Directors.

4. Charter. The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5. Consulting Arrangements. The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation Committee shall also have authority to commission compensation surveys or studies as the need arises. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such consultants as established by the Compensation Committee.

6. Independent Advisors. The Compensation Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the

        Company.The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Compensation Committee.

7. Investigations. The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

8. Annual Self-Evaluation. Annually or when appropriate, the Compensation Committee shall evaluate its performance. The Chairman of the Compensation Committee, together with the Chairman of the Board, shall determine the form and nature of the self-evaluation.